UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2025
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A.
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement
BLFC $4.2 Billion Revolving Credit Agreement
On October 3, 2025, Bunge Limited Finance Corp. (“BLFC”), a wholly owned subsidiary of Bunge Global SA (“Bunge”), entered into an unsecured U.S. $4.2 billion 5-year Revolving Credit Agreement (the “$4.2 Billion Revolving Credit Agreement”) with a group of lenders. Current commitments in the aggregate amount of $4.2 billion are available to be drawn on and after October 3, 2025. BLFC may from time to time, with the consent of the administrative agent, request one or more of the existing lenders or new lenders to increase the total commitments in an amount not to exceed $5.7 billion pursuant to an accordion provision set forth in the $4.2 Billion Revolving Credit Agreement. The $4.2 Billion Revolving Credit Agreement matures on October 3, 2030. BLFC may request an extension of the maturity date of the $4.2 Billion Revolving Credit Agreement for two additional one-year periods. Each lender in its sole discretion may agree to any such extension request. BLFC may use proceeds from borrowings under the $4.2 Billion Revolving Credit Agreement for general corporate purposes. The $4.2 Billion Revolving Credit Agreement replaces an existing U.S. $3.2 billion 5-year Credit Agreement, dated as of March 1, 2024 (the “Terminated $3.2 Billion Revolving Credit Agreement”), among BLFC, as borrower, and various lenders party thereto that was scheduled to mature on March 1, 2029, and which was terminated in accordance with its terms on October 3, 2025. No borrowings were outstanding under the Terminated $3.2 Billion Revolving Credit Agreement on the date of termination.
Borrowings bear interest at the daily simple Secured Overnight Financing Rate (“SOFR”) plus a margin or the Euribor Rate plus a margin as defined in the $4.2 Billion Revolving Credit Agreement.
The $4.2 Billion Revolving Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BLFC, among other things, to incur liens or indebtedness, or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.
The obligations of BLFC under the $4.2 Billion Revolving Credit Agreement are guaranteed by Bunge pursuant to a separate Guaranty, dated as of October 3, 2025 (the “$4.2 Billion Guaranty”). The $4.2 Billion Guaranty, among other customary covenants, requires Bunge to maintain a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum balance of secured indebtedness to tangible assets ratio.
BFE $3.5 Billion European Revolving Agreement
On October 3, 2025, Bunge Finance Europe B.V. (“BFE”), a wholly owned subsidiary of Bunge, entered into an unsecured U.S. $3.5 billion (the “BFE Total Commitment”) 3-year Revolving Agreement (the “$3.5 Billion Revolving Agreement”) with a group of lenders. BFE may, from time to time, with the consent of the agent, request one or more of the existing lenders to increase the BFE Total Commitment in an amount not to exceed $1.5 billion pursuant to an accordion provision set forth in the $3.5 Billion Revolving Agreement. The $3.5 Billion Revolving Agreement matures on October 3, 2028. BFE may request an extension of the maturity date of the $3.5 Billion Revolving Agreement for two additional one-year periods. Each lender in its sole discretion may agree to any such extension request. BFE may use proceeds from borrowings under the $3.5 Billion Revolving Agreement for general corporate purposes. The $3.5 Billion Revolving Agreement replaces an existing unsecured U.S. $3.5 billion 3-year Revolving Agreement, dated as of October 6, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Terminated $3.5 Billion Revolving Agreement”), among BFE, as borrower, and various lenders party thereto that was scheduled to mature on October 6, 2026, and which was terminated in accordance with its terms on October 3, 2025. No borrowings were outstanding under the Terminated $3.5 Billion Revolving Agreement on the date of termination.
Borrowings under the $3.5 Billion Revolving Agreement will bear interest at SOFR plus a SOFR adjustment, which will vary from 0.05% to 0.25% based on the tenor of the interest period selected, plus a margin, which will vary from 0.20% to 0.55%, based on the Rating Level provided by Moody’s Investor’s Services Inc. and S&P Global Ratings.
The $3.5 Billion Revolving Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BFE, among other things, to incur liens or indebtedness, or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.
The obligations of BFE under the $3.5 Billion Revolving Agreement are guaranteed by Bunge pursuant to a separate Guaranty, dated October 3, 2025 (the “BFE-$3.5 Billion Guaranty”). The BFE-$3.5 Billion Guaranty, among other customary covenants, requires Bunge to maintain a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum balance of secured indebtedness to tangible assets ratio.

Rabobank Revolving Credit Agreement
On October 3, 2025, BLFC, a wholly owned subsidiary of Bunge, entered into an unsecured U.S. $1.1 billion 364-day Revolving Credit Agreement (the “$1.1 Billion 364-Day Revolving Credit Agreement”) with a group of lenders. Each lender is required to fund all borrowing requests delivered by BLFC unless such lender has delivered a declining lender notice to the Administrative Agent (as defined in the $1.1 Billion 364-Day Revolving Credit Agreement) as of 9:00 am (New York City time) on the date such borrowing request is delivered. The $1.1 Billion 364-Day Revolving Credit Agreement matures on October 2, 2026. BLFC may also from time to time request one or more of the existing lenders or new lenders to increase the total participations under the $1.1 Billion 364-Day Revolving Credit Agreement by an aggregate amount up to $250 million pursuant to an accordion provision set forth in the $1.1 Billion 364-Day Revolving Credit Agreement. The $1.1 Billion 364-Day Revolving Credit Agreement replaces the existing U.S. $1.1 billion 364-day First Amended and Restated Revolving Credit Agreement, dated as of April 12, 2024 (the “Terminated $1.1 Billion 364-Day Revolving Credit Agreement”), among BLFC, as borrower, and various lenders party thereto that was scheduled to mature on April 10, 2026, which was terminated in accordance with its terms on October 3, 2025. No borrowings were outstanding under the Terminated $1.1 Billion 364-Day Revolving Credit Agreement on the date of termination. BLFC may use proceeds from future borrowings under the $1.1 Billion 364-Day Revolving Credit Agreement for general corporate purposes.
Borrowings under the $1.1 Billion 364-Day Revolving Credit Agreement will bear interest at SOFR plus a margin as defined in the $1.1 Billion 364-Day Revolving Credit Agreement.
The $1.1 Billion 364-Day Revolving Credit Agreement contains customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BLFC, among other things, to incur liens or indebtedness, sell or transfer assets or receivables, or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.
The obligations of BLFC under the $1.1 Billion Revolving Credit Agreement are guaranteed by Bunge pursuant to a separate Guaranty, dated as of October 3, 2025 (the “BLFC-$1.1 Billion Guaranty”). The BLFC-$1.1 Billion Guaranty contains certain customary representations and warranties and affirmative and negative covenants. The BLFC-$1.1 Billion Guaranty obligates Bunge to maintain a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum secured indebtedness to tangible assets ratio.
CoBank Credit Facility
On October 3, 2025, BLFC amended and restated an unsecured Credit Agreement (the “BLFC-CoBank Credit Agreement”) entered into among BLFC, as borrower, CoBank, ACB, as administrative agent and lead arranger, and certain lenders party thereto from time to time (the “BLFC-CoBank Lenders”). The BLFC-CoBank Credit Agreement includes a U.S. $865 million revolving credit facility (the “BLFC-CoBank Revolving Loan Facility”) that will mature on October 3, 2030, a U.S. $250 million term loan facility (the “CoBank Term Loan I”) that will mature on October 29, 2028, a U.S. $250 million term loan facility (the “CoBank Term Loan II”) that will mature on August 5, 2027, and a U.S. $300 million term loan facility (the “CoBank Term Loan III”) that will mature on July 7, 2028. The BLFC-CoBank Credit Agreement amends and restates the existing $1.665 billion Credit Agreement, dated as of July 7, 2023, among BLFC, as borrower, CoBank, ACB, as administrative agent and lead arranger, and certain lenders party thereto from time to time. BLFC may use proceeds from future borrowings under the BLFC-CoBank Credit Agreement for general corporate purposes.
Borrowings under the BLFC-CoBank Credit Agreement will bear interest at the SOFR plus an applicable margin, as defined in the BLFC-CoBank Credit Agreement.
The BLFC-CoBank Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BLFC to, among other things, incur liens or indebtedness, or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.
The obligations of BLFC under the BLFC-CoBank Credit Agreement are guaranteed by Bunge pursuant to a separate Guaranty, dated as of October 3, 2025 (the “BLFC-CoBank Guaranty”). The BLFC-CoBank Guaranty, among other customary covenants, requires Bunge to maintain a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum secured indebtedness to tangible assets ratio.
From time to time, certain of the lenders under the $4.2 Billion Revolving Credit Agreement, the $3.5 Billion Revolving Agreement, the $1.1 Billion 364-Day Revolving Credit Agreement and the BLFC-CoBank Credit Agreement and/or their affiliates provide financial services to Bunge, BLFC, BFE and other subsidiaries of Bunge.
The foregoing descriptions of the $4.2 Billion Revolving Credit Agreement, the $4.2 Billion Guaranty, the $3.5 Billion Revolving Agreement, the BFE-$3.5 Billion Guaranty, the $1.1 Billion 364-Day Revolving Credit Agreement, the

BLFC-$1.1 Billion Guaranty, the BLFC-CoBank Credit Agreement and the BLFC-CoBank Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of those documents included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, hereto and incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Terminated $3.2 Billion Revolving Credit Agreement, the Terminated $1.1 Billion 364-Day Revolving Credit Agreement and the Terminated $3.5 Billion Revolving Agreement is hereby incorporated by reference in this Item 1.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
10.1	$4.2 Billion Revolving Credit Agreement, dated October 3, 2025
10.2	$4.2 Billion Guaranty, dated October 3, 2025, related to the $4.2 Billion Revolving Credit Agreement
10.3	$3.5 Billion Revolving Agreement, dated October 3, 2025
10.4	BFE-$3.5 Billion Guaranty, dated October 3, 2025, related to the $3.5 Billion Revolving Agreement
10.5	$1.1 Billion 364-Day Revolving Credit Agreement, dated October 3, 2025
10.6	BLFC-$1.1 Billion Guaranty, dated October 3, 2025, related to the $1.1 Billion 364-Day Revolving Credit Agreement
10.7	BLFC-CoBank Credit Agreement, dated October 3, 2025
10.8	BLFC-CoBank Guaranty, dated October 3, 2025, related to the BLFC-CoBank Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2025

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary